UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 August 28, 2001
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                             HEADWATERS INCORPORATED
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


            Delaware                       0-27808                87-0547337
--------------------------------- ------------------------   -------------------
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
         incorporation)                                      Identification No.)


                      11778 South Election Road, Suite 210
                                Draper, UT 84020
                     --------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (801) 984-9400
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not Applicable
           -----------------------------------------------------------
         (Former name or former address, if changed since last report.)

Certain statements in this Report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. As such, actual results may vary materially from such expectations. For a discussion of certain factors that could cause actual results to differ from expectations, please see the information set forth under the caption entitled "Forward-Looking Statements" in PART I, ITEM 2 of Headwaters' Quarterly Report on Form 10-Q for the quarter ended March 31, 2002. There can be no assurance that Headwaters' results of operations will not be adversely affected by such factors. Headwaters undertakes no obligation to revise or publicly release the results of any revision to these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's opinion only as of the date hereof.

This Form 8-K provides pro forma information for the year ended September 30, 2001 with respect to Headwaters' August 28, 2001 acquisition of Hydrocarbon Technologies, Inc. This information supplements the pro forma information provided in the Form 8-K filed July 18, 2002 regarding Headwaters' proposed acquisition of Industrial Services Group, Inc.

Item 2.  Probable Acquisition of Industrial Services Group, Inc.

On July 15, 2002, Headwaters signed a definitive agreement to acquire 100% of the stock of Industrial Services Group, Inc. ("ISG"). Reference is made to Headwaters' Form 8-K filing dated July 18, 2002 for more information.

Acquisition of Hydrocarbon Technologies, Inc.

On August 28, 2001, Headwaters completed a 100% acquisition of Hydrocarbon Technologies, Inc. ("HTI"). Reference is made to Headwaters' Form 8-K filing dated September 12, 2001 for more information.

Item 7.  Financial Statements and Exhibits

         (b) The following unaudited pro forma financial information for Headwaters Incorporated is included herein:

                  Introduction to Pro Forma Financial Information
                  Pro Forma Condensed Combined Statement of Income for the
                   Year Ended September 30, 2001
                  Notes to Pro Forma Condensed Combined Statement of Income

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   HEADWATERS INCORPORATED
                                                   Registrant


Date: July 22, 2002                                /s/ Kirk A. Benson
                                                   -----------------------------
                                                   Kirk A. Benson
                                                   Chief Executive Officer and
                                                   Principal Executive Officer

                             HEADWATERS INCORPORATED
                  INTRODUCTION TO UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION
                     (dollar and share amounts in thousands)

On July 15, 2002, Headwaters signed a definitive agreement to acquire 100% of the stock of Industrial Services Group, Inc. ("ISG").

On August 28, 2001, Headwaters completed a 100% acquisition of Hydrocarbon Technologies, Inc. ("HTI").

For more information about these transactions, please see Headwaters' Forms 8-K filed September 12, 2001 and July 18, 2002.

The following pro forma combined statement of operations for the year ended September 30, 2001 gives effect to the probable acquisition of ISG and the actual acquisition of HTI as if they had occurred on October 1, 2000. The pro forma combined statement of operations for the year ended September 30, 2001 combines Headwaters' and HTI's historical results for the year ended September 30, 2001 with ISG's historical results for the year ended December 31, 2001.

The pro forma combined statement of operations is presented for illustrative purposes only. Such information does not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred on the date indicated, nor is it indicative of the results that may be expected in future periods. The pro forma adjustments are based upon information and assumptions available at the time of filing this Form 8-K. The pro forma information should be read in conjunction with the accompanying notes thereto.

                                                     HEADWATERS INCORPORATED
                                   UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF INCOME
                                              For the year ended September 30, 2001


                                                                                                                          Pro Forma
                                              Historical            ISG       Pro Forma                      HTI          Combined
(thousands of dollars and shares,    --------------------------  Pro Forma    Combined       Historical    Pro Forma      With ISG
except per share amounts)              Headwaters       ISG     Adjustments   With ISG          HTI       Adjustments      and HTI
-----------------------------------  -------------  ----------- -----------   ----------   -------------- -----------   ------------
                                     (Year ended    (Year ended                             (Year ended
                                     September 30,  December 31,                            September 30,
                                         2001)          2001)                                   2001
Revenue:
  License fees                        $ 20,765                                $  20,765                                  $  20,765
  Product sales                         22,407      $ 184,161                   206,568                                    206,568
  Service revenues                         990         32,070                    33,060       $  3,402                      36,462
  Other                                  1,302                                    1,302            247                       1,549
                                      --------      ---------    --------     ---------       --------       ------      ---------
      Total revenue                     45,464        216,231                   261,695          3,649                     265,344
                                      --------      ---------    --------     ---------       --------       ------      ---------
Operating costs and expenses:
  Cost of products sold, excluding
    depreciation                        14,524        135,810                   150,334                                    150,334
  Cost of services sold and other
    operating costs, excluding
    depreciation                         2,858         22,417                    25,275          4,565                      29,840
  Depreciation and amortization            261         15,810    $    266  A
                                                                   (4,041) B     12,296            188          118  G
                                                                                                                647  H      13,249
  Selling, general and administrative    5,790         25,019                    30,809          1,249                      32,058
  Research and development               2,400          2,308                     4,708            499                       5,207
                                      --------      ---------    --------     ---------       --------       ------      ---------
      Total operating costs and
        expenses                        25,833        201,364      (3,775)      223,422          6,501          765        230,688
                                      --------      ---------    --------     ---------       --------       ------      ---------
Operating income (loss)                 19,631         14,867       3,775        38,273         (2,852)        (765)        34,656
                                      --------      ---------    --------     ---------       --------       ------      ---------

Other income (expense):
  Interest and net investment income       726            455                     1,181              6          (26) I       1,161
  Interest expense                        (224)       (22,948)     22,232  C
                                                                  (15,400) D    (16,340)          (126)          26  I     (16,440)
  Losses on notes receivable and
    equity investments                  (6,265)                                  (6,265)                                    (6,265)
  Other, net                               600             21                       621           (426)          (7) J
                                                                                                                447  K         635
                                      --------      ---------    --------     ---------       --------       ------      ---------
      Total other expense, net          (5,163)       (22,472)      6,832       (20,803)          (546)         440        (20,909)
                                      --------      ---------    --------     ---------       --------       ------      ---------
Income (loss) before income taxes       14,468         (7,605)     10,607        17,470         (3,398)        (325)        13,747
  Income tax benefit                     7,049          1,428      (2,627) E      5,850             37          130  E       6,017
                                      --------      ---------    --------     ---------       --------       ------      ---------
Net income (loss)                     $ 21,517      $  (6,177)   $  7,980     $  23,320       $ (3,361)      $ (195)     $  19,764
                                      ========      =========    ========     =========       ========       ======      =========

Basic net income per common share     $   0.94                                $    0.94                                  $    0.78
                                      ========                                =========                                  =========
Diluted net income per common share   $   0.87                                $    0.88                                  $    0.72
                                      ========                                =========                                  =========

Weighted-average shares outstanding:
  Basic                                 22,787                      2,000  F     24,787                         544  L      25,331
                                      ========                   ========     =========                      ======      =========
  Diluted                               24,637                      2,000  F     26,637                         675  L      27,312
                                      ========                   ========     =========                      ======      =========


                                                               See accompanying notes.


                             HEADWATERS INCORPORATED
                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                          COMBINED STATEMENT OF INCOME
        (dollar and share amounts in thousands, except per share amounts)


1.       Basis of Presentation

The pro forma condensed combined financial statements included herein have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and certain footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States have been condensed or omitted pursuant to such rules and regulations; however, management believes that the disclosures are adequate to make the information presented not misleading.

2. Acquisition of Hydrocarbon Technologies, Inc. ("HTI") and Probable Acquisition of Industrial Services Group, Inc.

On July 15, 2002, Headwaters signed a definitive agreement to acquire 100% of the stock of Industrial Services Group, Inc. ("ISG").

On August 28, 2001, Headwaters completed a 100% acquisition of Hydrocarbon Technologies, Inc. ("HTI").

For more information about these transactions, please see Headwaters' Forms 8-K filed September 12, 2001 and July 18, 2002.

3.       Pro Forma Financial Statements and Adjustments

The pro forma combined statement of operations for the year ended September 30, 2001 gives effect to the probable acquisition of ISG and the actual acquisition of HTI as if they had occurred on October 1, 2000. The pro forma combined statement of operations for the year ended September 30, 2001 combines Headwaters' and HTI's historical results for the year ended September 30, 2001 with ISG's historical results for the year ended December 31, 2001.

The pro forma combined statement of operations is presented for illustrative purposes only. Such information does not purport to be indicative of the results of operations which actually would have resulted had the acquisitions occurred on the date indicated, nor is it indicative of the results that may be expected in future periods. The pro forma adjustments are based upon information and assumptions available at the time of filing this Form 8-K.

The pro forma condensed combined financial statements give effect to the following pro forma adjustments:

     A Amortization on increase in recorded value of ISG's identifiable intangible assets, calculated using the straight-line method and a 20-year life.

     B Elimination of ISG's historical non-deductible goodwill amortization. There is no amortization of the assumed goodwill, due to the implementation requirements of SFAS 142.

     C Elimination of ISG's interest on long-term debt to be retired by Headwaters at closing and on additional ISG debt that was extinguished in January 2002.

     D Adjustment to record interest on new $220,000 long-term debt issuance by Headwaters, calculated using an assumed 7.0% effective interest rate, which includes the amortization of estimated debt issuance costs of $7,000. The effect of a 1/8% change in the interest rate would be $275 per year.

     E Income tax effect of P&L-related pro forma adjustments, calculated using a combined effective federal and state income tax rate of approximately 40%.

     F The pro forma combined net income per share amounts are based on (i) Headwaters' historical weighted-average number of common shares outstanding, plus (ii) the shares to be issued at the acquisition date for ISG (2,000).

     G   Depreciation on increase in value of HTI buildings and equipment.

     H Amortization of HTI's identifiable intangible assets, calculated using the straight-line method and a 15-year life.

     I Elimination of interest income and interest expense on note receivable due to Headwaters from HTI.

     J Elimination of HTI's historical amortization of goodwill and negative goodwill.

     K   Elimination of HTI's non-recurring acquisition-related direct costs.

     L The pro forma combined net income per share amounts are based on (i) Headwaters' historical weighted-average number of common shares outstanding, plus (ii) the shares to be issued at the acquisition date for ISG (2,000), plus (iii) 593 shares outstanding for an additional 11/12 of the year from the HTI acquisition on August 28, 2001. Additionally, for the computation of the diluted per-share computation, the effect of the shares issuable upon exercise of the options to acquire Headwaters common stock issued in exchange for outstanding vested HTI options, using the treasury stock method (143), was included for 11/12 of the year.